Exhibit 10.1

THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) is entered into as of July 1, 2016, by and among Ensco plc, an English public limited company (the “Parent”), Pride International Inc., a Delaware corporation and indirect wholly-owned Subsidiary of the Parent (collectively, the “Borrowers”), the undersigned Banks party hereto, Citibank, N.A., as administrative agent (the “Administrative Agent”), and the Issuing Banks party hereto.
PRELIMINARY STATEMENTS
WHEREAS, the Borrowers, the Banks, the Administrative Agent and the Issuing Banks are parties to that certain Fourth Amended and Restated Credit Agreement dated as of May 7, 2013 (as amended by the First Amendment dated as of September 30, 2014 and the Second Amendment dated as of March 9, 2015, and as the same may be further amended, restated, increased and extended, the “Credit Agreement”; capitalized terms used herein that are not defined herein and are defined in the Credit Agreement are used herein as defined in the Credit Agreement); and
WHEREAS, the Borrowers have requested that the Banks, the Administrative Agent and the Issuing Banks modify the Credit Agreement and change certain terms thereof, and the Administrative Agent, the Issuing Banks and the Banks party hereto, which are the Majority Banks, have agreed to do so subject to the terms and conditions of this Third Amendment; and
WHEREAS, the Borrowers, the Administrative Agent, the Banks, and the Issuing Banks party hereto wish to execute this Third Amendment to evidence such agreement.
NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Administrative Agent, the Banks, and the Issuing Banks party hereto hereby agree as follows:
Section 1.Amendment to Credit Agreement.
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:
“Pride Conversion” means the conversion of Pride from a Delaware corporation to a Delaware limited liability company so long as the Administrative Agent receives the following, each in form and substance reasonably satisfactory to the Administrative Agent:
(a)  a Ratification Agreement executed by Pride and the Administrative Agent, in substantially the form of Exhibit I ;

(b)  a favorable opinion of New York and Delaware counsel for such entity, in such form and covering such matters as the Administrative Agent may reasonably request;
(c)  a certificate of the Secretary or an Assistant Secretary of Pride, certifying the following, after giving effect to such conversion: (i) the resolutions of the governing body of Pride approving this Agreement, the other Loan Documents to which it is a party, and the transactions contemplated hereby, in each case evidencing any necessary company action, (ii) the name and true signature of an agent or agents of Pride authorized to sign each Loan Document to which Pride is a party and any other documents to be delivered hereunder, and (iii)  true, correct and complete copies of the certificate of formation and limited liability company agreement (or corresponding organizational documents) of Pride;
(d) a certificate of a Responsible Person of the Parent certifying that, both before and after giving effect to such conversion: (i) no Default or Event of Default existed as of the date of such conversion, and (ii) all representations and warranties made by the Borrowers in Article IV were true and correct in all material respects (other than those representations and warranties that are subject to a materiality qualifier in the text thereof, which shall be true and correct in all respects) on and as of the effective date of such conversion (other than those representations and warranties that expressly relate solely to a specific earlier date, which shall be correct in all material respects (other than those representations and warranties that are subject to a materiality qualifier in the text thereof, which shall be true and correct in all respects) as of such earlier date); and
(e)  a certificate of good standing from the Secretary of State of the State of Delaware with respect to Pride.
(b)    Section 4.01 of the Credit Agreement is hereby amended by restating the second sentence thereof in its entirety as follows:
Prior to a Pride Conversion, Pride is a corporation validly incorporated and validly existing under the laws of the State of Delaware. Upon and after the Pride Conversion, Pride is a limited liability company validly formed and validly existing under the laws of the State of Delaware.
(c)    Exhibit I attached hereto is hereby added to the Credit Agreement as Exhibit I (Form of Ratification Agreement).

Section 2.    Representations True; No Default. Each of the Borrowers represents and warrants that:
(a)    this Third Amendment has been duly authorized, executed and delivered on its behalf, and the Credit Agreement, as amended by this Third Amendment, and the other Loan Documents to which it is a party, constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity;
(b)    the representations and warranties of such Borrower contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (other than (i) those representations and warranties that expressly relate to a specific earlier date, which representations and warranties were true and correct in all material respects as of such earlier date and (ii) those representations and warranties that are by their terms subject to a materiality qualifier, which representations and warranties are true and correct in all respects); and
(c)    after giving effect to this Third Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.
Section 3.    Effectiveness. This Third Amendment shall become effective as of 12:01 a.m. Eastern Standard Time on the date when the Administrative Agent (or its counsel) has received counterparts of this Third Amendment duly and validly executed and delivered by duly authorized officers of each Borrower, the Administrative Agent, and the Majority Banks.
Section 4.    Miscellaneous Provisions.
(a)    From and after the execution and delivery of this Third Amendment, the Credit Agreement shall be deemed to be amended and modified as herein provided, and except as so amended and modified the Credit Agreement shall continue in full force and effect.
(b)    The Credit Agreement and this Third Amendment shall be read and construed as one and the same instrument.
(c)    Any reference in any of the Loan Documents to the Credit Agreement shall be a reference to the Credit Agreement as amended by this Third Amendment.
(d)    This Third Amendment is a Loan Document for purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of the representations, warranties, and covenants under this Third Amendment may be a Default or an Event of Default under the Loan Documents.
(e)    This Third Amendment shall be construed in accordance with and governed by the laws of the State of New York.

(f)    This Third Amendment may be signed in any number of counterparts and by different parties in separate counterparts and may be in original or facsimile form, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
(g)    The headings herein shall be accorded no significance in interpreting this Third Amendment.
Section 5.    Binding Effect. This Third Amendment shall be binding upon and inure to the benefit of the Borrowers, the Banks, the Issuing Banks and the Administrative Agent and their respective successors and assigns, except that the Borrowers shall not have the right to assign their rights hereunder or any interest herein.
[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
BORROWERS:

ENSCO PLC
By:	/s/ Robert W. Edwards, III
Name:	Robert W. Edwards, III
Title:	Vice President – Finance

PRIDE INTERNATIONAL, INC.
By:	/s/ David A. Armour
Name:	David A. Armour
Title:	President

Signature Page to Third Amendment (Ensco)

ADMINISTRATIVE AGENT:

CITIBANK, N.A., as Administrative Agent
By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

BANKS AND ISSUING BANKS:

CITIBANK, N.A., as a Bank and an Issuing Bank
By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

Signature Page to Third Amendment (Ensco)

DNB CAPITAL LLC, as a Bank
By:	/s/ Barbara Gronquist
Name:	Barbara Gronquist
Title:	Senior Vice President

By:	/s/ Philippe Wulfers
Name:	Philippe Wulfers
Title:	Vice President

DNB BANK ASA, NEW YORK BRANCH, as an Issuing Bank
By:	/s/ Barbara Gronquist
Name:	Barbara Gronquist
Title:	Senior Vice President

By:	/s/ Philippe Wulfers
Name:	Philippe Wulfers
Title:	Vice President

Signature Page to Third Amendment (Ensco)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank and an Issuing Bank
By:	/s/ W. Hunter Johnson
Name:	W. Hunter Johnson
Title:	Assistant Vice President

Signature Page to Third Amendment (Ensco)

DEUTSCHE BANK AG NEW YORK BRANCH, as a Bank and an Issuing Bank
By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

Signature Page to Third Amendment (Ensco)

HSBC BANK USA, NA, as a Bank and an Issuing Bank
By:	/s/ Steven Smith
Name:	Steven Smith
Title:	Director

Signature Page to Third Amendment (Ensco)

BANK OF AMERICA, N.A., as a Bank
By:	/s/ Michael Clayborne
Name:	Michael Clayborne
Title:	Director

Signature Page to Third Amendment (Ensco)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Bank
By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

Signature Page to Third Amendment (Ensco)

MIZUHO BANK, LTD., as a Bank
By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

Signature Page to Third Amendment (Ensco)

BNP PARIBAS, as a Bank
By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Director

By:	/s/ Ann Rhoads
Name:	Ann Rhoads
Title:	Managing Director

Signature Page to Third Amendment (Ensco)

GOLDMAN SACHS BANK USA, as a Bank
By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

Signature Page to Third Amendment (Ensco)

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Bank
By:	/s/ Robert Grillo
Name:	Robert Grillo
Title:	Director

Signature Page to Third Amendment (Ensco)

MORGAN STANLEY BANK, N.A., as a Bank
By:	/s/ Patrick Layton
Name:	Patrick Layton
Title:	Authorized Signatory

Signature Page to Third Amendment (Ensco)

STANDARD CHARTERED BANK, as a Bank
By:	/s/ Steven Aloupis
Name:	Steven Aloupis
Title:	Managing Director

Signature Page to Third Amendment (Ensco)

BANK OF CHINA, NEW YORK BRANCH, as a Bank
By:	/s/ Haifeng Xu
Name:	Haifeng Xu
Title:	Executive Vice President

Signature Page to Third Amendment (Ensco)

EXHIBIT I
FORM OF RATIFICATION AGREEMENT
This RATIFICATION AGREEMENT, dated as of [_____] (this “Agreement”), is by and between [Pride International, LLC]1, a Delaware limited liability company, (“Pride”) and Citibank, N.A. (“Citibank”), as administrative agent (in such capacity, the “Administrative Agent”), for the benefit of the holders of the Obligations (as defined in the Credit Agreement as defined below).
A    Reference is made to the Fourth Amended and Restated Credit Agreement dated as of May 7, 2013, as amended by the First Amendment to Fourth Amended and Restated Agreement dated as of September 30, 2014, the Second Amendment to Fourth Amended and Restated Credit Agreement dated as of March 9, 2015, and the Third Amendment to Fourth Amended and Restated Credit Agreement dated as of July 1, 2016 (as so amended, and as further amended, supplemented, or otherwise modified, the “Credit Agreement”) among Ensco plc, an English public limited company (the “Parent”), and Pride (together with the Parent, the “Borrowers”), the Banks party thereto (the “Banks”), and the Administrative Agent. Capitalized terms used but not defined herein shall have the meanings given such terms in the Credit Agreement.
B.    As of the date hereof, Pride has converted from a Delaware corporation to a Delaware limited liability company.
C.    It is a condition precedent to the effectiveness of a Pride Conversion that Pride have executed and delivered this Agreement to the Administrative Agent in order to ratify and affirm its obligations under the Credit Agreement and the other Loan Documents to which it is a party.
NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Administrative Agent and Pride agree as follows:
SECTION 1. Pride hereby (a) ratifies and affirms all of its obligations, liabilities, and duties under the Credit Agreement and each other Loan Document to which it is a party, (b) acknowledges, renews, and extends its continued liabilty under the Credit Agreement and each other Loan Document to which it is a party, and (c) agrees that the Credit Agreement and each other Loan Document to which it is a party remains in full force and effect, its obligations and covenants thereunder remain unimpaired, and the Pride Conversion shall not in any way diminish, impair, reduce, or otherwise affect Pride’s obilgations, liabilities, or duties under the Credit Agreement or any other Loan Document to which it is a party.
SECTION 2. Pride represents and warrants to the Adminstrative Agent that (a) this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity and (b) the representations and warranties made by it contained in Article IV

1 To confirm legal name upon conversion.

of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (other than (i) those representations and warranties that expressly relate to a specific earlier date, which representations and warranties were true and correct in all material respects as of such earlier date and (ii) those representations and warranties that are by their terms subject to a materiality qualifier, which representations and warranties are true and correct in all respects).
SECTION 3.    This Agreement shall be binding upon and inure to the benefit of the parties hereto, the Lenders, and their respective successors and assigns permitted pursuant to the Credit Agreement. This Agreement is a Loan Document for purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of the representations, warranties, and covenants under this Agreement may be a Default or an Event of Default under the Loan Documents.
SECTION 4.    This Agreement may be signed in any number of counterparts and by different parties in separate counterparts and may be in original or facsimile form, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
SECTION 5.    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Page Follows.]

IN WITNESS WHEREOF, Pride and the Adminstrative Agent have duly executed this Ratification Agreement as of the day and year first above written.
[PRIDE INTERNATIONAL, LLC]1

By:_____________________________
Name:________________________________
Title:____________________________

CITIBANK, N.A.,
as Adminstrative Agent

By:______________________________
Name:___________________________
Title:____________________________

1 To confirm legal name upon conversion.